EXHIBIT 99.2

SIGNATURE PAGE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: May 15, 2025
ADVENT INTERNATIONAL, L.P.

By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT INTERNATIONAL GPE IX-A SCSP
ADVENT INTERNATIONAL GPE IX-D SCSP
ADVENT INTERNATIONAL GPE IX-E SCSP
ADVENT INTERNATIONAL GPE IX STRATEGIC INVESTORS SCSP

By: GPE IX GP S.A.R.L., GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE IX, LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT INTERNATIONAL GPE IX LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-B LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-C LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-F LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-G LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE IX-H LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE IX-I LIMITED

By: GPE IX GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finanee

ADVENT PARTNERS GPE IX LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-C CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-A LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-A CAYMAN LIMITED PARTNERSHIP ADVENT PARTNERS GPE IX-B CAYMAN LIMITED PARTNERSHIP

By: ADVENT GPE IX GP LIMITED PARTNERSHIP, GENERAL PARTNER By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finanee

GPE IX GP S.A.R.L.

By: ADVENT INTERNATIONAL GPEIX, LLC,
MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

GPE IX GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

AP GPE IX GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT INTERNATIONAL GPE IX, LLC

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL TECHNOLOGY LIMITED PARTNERSHIP
ADVENT GLOBAL TECHNOLOGY-B LIMITED PARTNERSHIP
ADVENT GLOBAL TECHNOLOGY-C LIMITED PARTNERSHIP
ADVENT GLOBAL TECHNOLOGY-D LIMITED PARTNERSHIP

By: ADVENT GLOBAL TECHNOLOGY GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT GLOBAL TECHNOLOGY LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL TECHNOLOGY-A SCSP

By: ADVENT GLOBAL TECHNOLOGY S.A.R.L, GENERAL PARTNER
By: ADVENT GLOBAL TECHNOLOGY LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT PARTNERS AGT LIMITED PARTNERSHIP
ADVENT PARTNERS AGT-A LIMITED PARTNERSHIP
ADVENT PARTNERS AGT-C LIMITED PARTNERSHIP
ADVENT GLOBAL TECHNOLOGY STRATEGIC INVESTORS LIMITED PARTNERSHIP

By: AP AGT GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT GLOBAL TECHNOLOGY LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL TECHNOLOGY GP S.A.R.L

By: ADVENT GLOBAL TECHNOLOGY LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL TECHNOLOGY GP LIMITED PARTNERSHIP

By: ADVENT GLOBAL TECHOLOGY LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

AP AGT GP LIMITED PARTNERSHIP

By: ADVENT GLOBAL TECHNOLOGY LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, LP., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT INTERNATIONAL GPE IX, LLC

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL TECHNOLOGY LLC

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL OPPORTUNITIES MASTER LIMITED PARTNERSHIP

By: ADVENT GLOBAL OPPORTUNITIES GP LP, GENERAL PARTNER
By: ADVENT GLOBAL OPPORTUNITIES GP LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL OPPORTUNITIES GP LP

By: ADVENT GLOBAL OPPORTUNITIES GP LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL OPPORTUNITIES GP LLC

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT GLOBAL OPPORTUNITIES MANAGEMENT LLC

By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance